UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2019

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1331 Tyler Street NE, Suite 200, Minneapolis, MN 55413

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, on May 9, 2019, the stockholders of Tactile Systems Technology, Inc. (the “Company”) approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the supermajority vote requirement for stockholders to amend the Company’s By-Laws and replace it with a majority vote standard (the “Amendment”), as described in Proposal 5 in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 26, 2019, and fully set forth in Appendix B thereto. The Amendment was effective on May 9, 2019 upon filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Certificate of Incorporation, as amended by the Certificate of Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Amendment, the Company’s Board of Directors had previously approved an amendment to the Company’s Amended and Restated By-Laws to eliminate the supermajority vote requirement for stockholders to amend the Company’s By-Laws and replace it with a majority vote standard, which amendment was subject to and contingent upon receipt of stockholder approval of the Amendment. The corresponding amendment to the Amended and Restated By-Laws is contained in Article IX thereof and became effective on May 9, 2019.  A copy of the Amended and Restated By-Laws, as so amended, is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On May 9, 2019, the Company held its 2019 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as directors for a term that will last until the Company’s 2020 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William W. Burke	14,939,717	94,275	2,215,881
Raymond O. Huggenberger	14,939,705	94,287	2,215,881
Gerald R. Mattys	15,005,070	28,922	2,215,881
Richard J. Nigon	13,427,102	1,606,890	2,215,881
Cheryl Pegus	13,357,849	1,676,143	2,215,881
Kevin H. Roche	14,877,078	156,914	2,215,881
Peter H. Soderberg	13,426,346	1,607,646	2,215,881

Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Auditor for 2019

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by voting as follows:

For	Against	Abstain	Broker Non-Votes
17,206,892	1,723	41,258	0

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
14,792,247	228,459	13,286	2,215,881

Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted as follows on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,734,296	15,080	282,224	2,392	0

Based on these results, and consistent with the Board of Directors’ recommendation, the Board of Directors has determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers every year, until the next required vote on the frequency of advisory votes on executive compensation.

Approval of the Amendment to the Company’s Certificate of Incorporation

The Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation to eliminate the supermajority voting requirement for stockholders to amend the Company’s By-Laws by voting as follows:

For	Against	Abstain	Broker Non-Votes
15,001,224	28,362	4,406	2,215,881

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, dated May 9, 2019
3.2	Amended and Restated Certificate of Incorporation, as amended through May 9, 2019
3.3	Amended and Restated By-Laws, effective May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: May 9, 2019	By:	/s/ Brent A. Moen
Brent A. Moen
Chief Financial Officer